EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, James W. Knapp and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2007, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.
Signature:	/s/ Charles E. Nihart

Print Name:	Charles E. Nihart

Title:	Director

Date:	1/19/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, James W. Knapp and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2007, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.
Signature:	/s/ Kenneth Kaczmarek

Print Name:	Kenneth Kaczmarek

Title:	Director

Date:	1/25/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, James W. Knapp and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2007, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.
Signature:	/s/ David R. Wilson

Print Name:	David R. Wilson

Title:	Director

Date:	1/25/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, James W. Knapp and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2007, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.
Signature:	/s/ Hugh W. Sloan, Jr.

Print Name:	Hugh W. Sloan, Jr.

Title:	Director

Date:	2/6/08

POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint John E. Sztykiel, James W. Knapp and Stephen C. Waterbury, and each of them, his or her attorneys or attorney, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2007, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.
Signature:	/s/ George Tesseris

Print Name:	George Tesseris

Title:	Director

Date:	1/19/08